FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT (this “Agreement”) is entered into as of November 5, 2012 by and among BFE OPERATING COMPANY, LLC, a Delaware limited liability company (“Opco”), BUFFALO LAKE ENERGY, LLC, a Delaware limited liability company (“Buffalo Lake”), PIONEER TRAIL ENERGY, LLC, a Delaware limited liability company (“Pioneer Trail”; Pioneer Trail, Buffalo Lake and Opco, each a “Borrower” and, collectively, “Borrowers”), as borrowers, Opco, as Borrowers’ agent (“Borrowers’ Agent”), FIRST NATIONAL BANK OF OMAHA, a national banking association, as administrative agent under the Credit Agreement described below (“Administrative Agent”), DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York state banking corporation, as collateral agent under the Credit Agreement described below (“Collateral Agent”; Collateral Agent and Administrative Agent, each an “Agent” and, together, “Agents”), and the Lenders set forth on the signature pages hereto.

RECITALS:

A. Pursuant to that certain Credit Agreement dated as of September 25, 2006 (as amended and supplemented from time to time, the “Credit Agreement”) among Borrowers, as borrowers, Borrowers’ Agent, various financial institutions, as lenders (together with their successors and assigns, the “Lenders”), Collateral Agent and Administrative Agent, the Lenders made certain loans to Borrowers, subject to the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

B. Borrowers have failed to make (i) the regularly scheduled payment of principal due and payable in respect of the Term Loans on or before 11:00 a.m. (New York City time) on September 28, 2012 (the “Principal Payment Deadline”) as required pursuant to Section 6.5 of the Credit Agreement (the “September Principal Payment”) and (ii) the regularly scheduled payment of interest due and payable in respect of the Term Loans on or before September 28, 2012 (the “Interest Payment Deadline”) as required pursuant to Section 2.9(d) of the Credit Agreement (the “September Interest Payment”).

C. The failure of Borrowers to make the September Principal Payment on or before the Principal Payment Deadline automatically resulted in an immediate Event of Default pursuant to Section 7.1(a) of the Credit Agreement (the “Principal Payment Default”). The failure of Borrowers to make the September Interest Payment within three Business Days following the Interest Payment Deadline automatically resulted in an immediate Event of Default pursuant to Section 7.1(a) of the Credit Agreement (the “Interest Payment Default,” and together with the Principal Payment Default, the “Acknowledged Events of Default”).

D. Agents and the Lenders have been informed by Borrowers that the Buffalo Lake Plant has temporarily ceased production of ethanol.

E. As a result of the Acknowledged Events of Default, Agents may (subject to the terms of the Financing Documents), and upon the direction of the Required Lenders shall, exercise on behalf of the Lenders all rights and remedies under the Financing Documents or otherwise available at law or in equity.

F. Borrowers have requested that Agents and the Lenders forbear from exercising their rights and remedies under the Financing Documents, and Agents and the Lenders are willing to forbear, subject to the terms and conditions set forth in this Agreement.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Agents and the Lenders hereby agree as follows:

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1. Accuracy of Recitals; Acknowledgment and Waiver. The Recitals set forth above are hereby incorporated herein by reference and each Borrower hereby acknowledges and agrees that the Recitals are true and correct. Each Borrower acknowledges and agrees (a) that the description of the Acknowledged Events of Default set forth above is true and correct, (b) that the Acknowledged Events of Default have occurred and (c) that it has no defenses, counterclaims or rights of setoff with respect to the Acknowledged Events of Default, any of the Obligations or any other obligation otherwise owed to any Agent or Lender under the Financing Documents. Each Borrower hereby waives, to the fullest extent permitted by law, any and all defense that such Borrower now has or in the future may have, whether known or unknown, and to the extent arising from events or actions occurring prior to the date of this Agreement, to the enforcement of its contractual obligations under the Financing Documents and any related agreements or documents.

2. Forbearance.

(a) Terms of Forbearance. In order to induce Agents and the Lenders to forbear from exercising their rights and remedies under the Financing Documents on account of the Acknowledged Events of Default, each Borrower absolutely and unconditionally agrees as follows, and the agreement of Agents and the Lenders to forbear pursuant to this Agreement is expressly conditioned upon:

(i) Default Interest. Interest shall accrue on the amount of the September Principal Payment and the September Interest Payment from and after the Interest Payment Deadline at the Default Rate (such interest, the “Default Interest”). All accrued unpaid Default Interest shall be immediately due and payable on the Expiration Date (as hereafter defined).

(ii) Restructuring. During the Forbearance Period (as hereafter defined), Borrowers, Administrative Agent and the Lenders shall discuss and negotiate the terms of an agreement that will address the Acknowledged Events of Default and Borrowers’ obligation to pay and satisfy the Obligations under the Financing Documents (the “Proposed Restructuring”). Neither this subsection (ii) nor the negotiations among Borrowers, Administrative Agent and the Lenders with respect to the Proposed Restructuring shall alter, amend or waive any provisions, rights or obligations of any party under the Financing Documents, or constitute or be deemed an agreement by Agents or any Lender to waive or forbear from exercising any of their respective rights and remedies under the Financing Documents or otherwise available at law or in equity (except as expressly provided herein with respect to the forbearance during the Forbearance Period). Each Borrower acknowledges and agrees that (A) Administrative Agent and the Lenders may discontinue negotiations with respect to the Proposed Restructuring at any time, (B) any Proposed Restructuring will be on such terms and conditions as Administrative Agent and the Lenders may require in their sole and absolute discretion and (C) no agreement by Administrative Agent or any Lender with respect to the Proposed Restructuring shall be effective unless set forth in a definitive written agreement executed by Agents and the Lenders.

(iii) Management Fees. During the Forbearance Period, no Borrower shall make any payment to Sponsor or any other party under any of the Management Services Agreements.

(iv) Approved Budget. Attached hereto as Exhibit A is a budget for Borrowers’ operations during the 13-week period commencing as of the date hereof (the “Approved Budget”). Borrowers shall not amend the Approved Budget without the prior written consent of Administrative Agent. Without the prior written consent of Administrative Agent, no Borrower shall make any expenditure during the Forbearance Period other than for operating expenses, expenses payable hereunder or under the Credit Agreement and capital expenditures, in each case, exclusively as set forth in the Approved Budget (collectively, “Permitted Expenditures”); provided, however, that Borrowers may make expenditures contemplated under the Approved Budget in excess of the applicable budget amount for the related line item category so long as (A) such expenditure, in the aggregate with all other expenditures falling under the same line item category in the Approved Budget, does not exceed the applicable budget amount for such line item category for the applicable weekly budgeting period by more than 10%, and (B) such expenditure, in the aggregate with all other expenditures during the three week period ending as of the end of the then-current weekly budgeting period, does not exceed the total budgeted cash use for such three week budgeting period by more than 10%. Administrative Agent’s consent to any matter under this subsection (iv) may be granted or withheld by Administrative Agent in Administrative Agent’s sole and absolute discretion.

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(v) Weekly Reports. During the Forbearance Period, Borrowers shall deliver to Administrative Agent weekly reports, in form and substance acceptable to Administrative Agent, detailing all variances from the Approved Budget, all sources and uses of cash during the applicable weekly budgeting period and such other information as Administrative Agent may require in its sole discretion.

(vi) Inspections, Access and Disclosures. During the Forbearance Period, Borrowers shall (A) provide Agents and their representatives, agents and designees (collectively, the “Agent Parties”) with access to each of the Plants as frequently and at such times as the Agent Parties may request; (B) permit the Agent Parties to inspect, audit and make extracts and copies (or take originals if reasonably necessary) from all of Borrowers’ books and records; (C) permit the Agent Parties to inspect, review, evaluate and make physical verifications and appraisals of the Plants and all other Collateral in any manner and through any medium that the Agent Parties consider advisable; (D) provide Administrative Agent with copies of all proposed ethanol marketing or corn procurement contracts (or any term sheets with respect thereto) immediately upon the receipt thereof by any Borrower (provided that the foregoing shall not constitute an approval or consent by Administrative Agent or the Required Lenders to the execution by a Borrower of any such contracts); and (E) provide the Agent Parties with access to Borrowers’ and Sponsor’s management level employees, officers, directors, creditors (including trade creditors), vendors, suppliers and customers, including, without limitation, Cargill and Cargill Commodity (collectively, the “Borrower Parties”), and, in each such case, Borrowers agree that the Agent Parties may meet and discuss with Borrower Parties their participation in the business operations likely to result from the Proposed Restructuring; provided, however, that, (1) at Borrowers’ election, the management level employees of Borrowers and Sponsor may participate in any such meetings and discussions between the Agent Parties and Cargill or Cargill Commodity and (2) the failure of Cargill or Cargill Commodity to cooperate, meet or engage in discussions with the Agent Parties at the request of Borrowers shall not constitute a Forbearance Default (as hereafter defined). Borrowers hereby authorize and direct each of the Borrower Parties to disclose and release to the Agent Parties any and all information the Agent Parties may request from time to time, including, without limitation, information regarding the Plants, the Collateral and the business and operations of Borrowers.

(vii) Continued Operations. During the Forbearance Period, and without limitation of the obligations of Borrowers under the Financing Documents, Borrowers shall (A) use commercially reasonable efforts, consistent with the Approved Budget, to maintain the Buffalo Lake Plant in its current state of “hot idle”; (B) use commercially reasonable efforts, consistent with the Approved Budget, to maintain and fully operate and not idle the Pioneer Trail Plant; and (C) maintain, preserve and protect the Plants and all other Collateral. Notwithstanding the foregoing, in the event Borrowers change the operational status (from either operating to idle state or vice versa) of either Plant during the Forbearance Period, Borrowers will provide notice to the Administrative Agent of such change within three (3) Business Days.  For the avoidance of doubt, Agents and the Lenders seek only notice of such changes and not any decision-making authority over the operational status of the Borrowers’ Plants.

(viii) Costs and Expenses. Without limitation of the obligations of Borrowers under Section 9.1 of the Credit Agreement, Borrowers shall pay to Agents or the Lenders, as the case may be, all out-of-pocket costs and expenses incurred by any Agent or Lender in connection with this Agreement, the Financing Documents, the Acknowledged Events of Default and the actions contemplated hereby, including, without limitation, all costs and expenses incurred in connection with any evaluation of the operations of the Borrowers or the Collateral (including any inspection or investigation performed by any of the Agent Parties pursuant to subsection (vi) above), all attorneys’ fees and disbursements and all fees and expenses of all consulting and valuation experts engaged by Administrative Agent or Administrative Agent’s attorneys. All such costs and expenses shall be paid by Borrowers within five Business Days following receipt of an invoice therefor. Borrowers hereby acknowledge and agree that all costs and expenses described in this subsection (viii) constitute Indemnified Liabilities.

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(b) Agreement to Forbear. Subject to the terms and conditions of this Agreement, Agents and the Lenders hereby agree to forbear from exercising rights and remedies under the Financing Documents on account of the Acknowledged Events of Default for the period (the “Forbearance Period”) commencing on the date hereof and ending on the earlier of (i) November 15, 2012 and (ii) the date that any of the following (each, a “Forbearance Default”) shall occur: (A) any condition or agreement set forth in Section 2(a) of this Agreement is not fully or timely satisfied or performed, (B) the occurrence of any Default or Event of Default under the Credit Agreement (other than the existing Acknowledged Events of Default) or (C) any representation or warranty made by any Borrower in this Agreement or in any other writing or document executed in connection herewith or in any way relating hereto (including, without limitation, any weekly report delivered by Borrowers to Administrative Agent pursuant to Section 2(a)(v) of this Agreement) is or shall be untrue in any material respect when made (the earlier of (i) and (ii) is referred to herein as the “Expiration Date”). Notwithstanding any provision in any of the Financing Documents requiring written notice from Administrative Agent or any other party prior to Agents’ and the Lenders’ pursuing their rights and remedies under the Financing Documents or otherwise available at law or in equity, upon the Expiration Date, the forbearance of Agents and the Lenders under this Agreement shall terminate automatically and without notice, and Agents and the Lenders shall immediately be entitled to all available rights and remedies under any or all of the Financing Documents or otherwise available at law or in equity on account of the Acknowledged Events of Default (or any other then existing Default or Event of Default) without any further notice to any Borrower or any other person. For purposes of clarity, Agent shall not be required to deliver notice to Borrowers of a breach, default or failure to satisfy the conditions or agreements set forth in Section 2(a) of this Agreement and the Borrowers’ failure to satisfy or perform such conditions or agreements shall immediately constitute a Forbearance Default.

3. Borrower Representations, Warranties and Covenants. As additional consideration to and inducement for Agents and the Lenders to enter into this Agreement, each Borrower represents and warrants to and covenants with and for the benefit of Agents and the Lenders as follows:

(a) Representations and Warranties. Each and all representations and warranties of such Borrower in the Financing Documents are and will continue to be accurate, complete and correct. The representations and warranties in this Agreement are true, complete and correct as of the date set forth above, will continue to be true, complete and correct as of the consummation of the transactions contemplated by this Agreement, and will survive such consummation.

(b) No Defaults. Except for the Acknowledged Events of Default, such Borrower is not in default under any of the Financing Documents, nor has any event or circumstance occurred that is continuing that, with the giving of notice or the passage of time, or both, would be a Default or an Event of Default under any of the Financing Documents. Without limitation of the foregoing, all Governmental Approvals, Project Documents and insurance required to be obtained or maintained by such Borrower pursuant to the Financing Documents are and shall remain in full force and effect.

(c) No Material Changes. There has been no material adverse change in the financial condition of such Borrower or any other person whose financial statement has been delivered to Administrative Agent from the most recent financial statement received by Administrative Agent from Borrowers or such other persons.

(d) No Conflicts; No Consents Required. Neither execution nor delivery of this Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms or conditions of, or constitute a default under, any agreement or instrument to which such Borrower is a party or by which such Borrower may be bound. No consents, approvals or authorizations are required for the execution and delivery of this Agreement by such Borrower or for such Borrower’s compliance with the terms and provisions hereof.

(e) Claims and Defenses. Such Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Obligations or the Financing Documents. Agents, the Lenders and their respective predecessors in interest have performed all of their obligations under the Financing Documents, and such Borrower has no defenses, offsets, counterclaims, claims or demands of any nature which can be asserted against any Agent, any of the Lenders or their respective predecessors in interest for damages or to reduce or eliminate all or any part of the obligations of such Borrower under the Financing Documents.

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(f) Validity. This Agreement and the other Financing Documents are and will continue to be the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their terms.

(g) Valid Existence, Execution and Delivery, and Due Authorization. Such Borrower validly exists under the laws of the State of Delaware and has the requisite power and authority to execute and deliver this Agreement and to perform hereunder and under the Financing Documents. The execution and delivery of this Agreement and the performance hereunder and under the Financing Documents have been duly authorized by all requisite action by or on behalf of such Borrower. This Agreement has been duly executed and delivered on behalf of such Borrower.

(h) Ratification of Current Loan Documents and Collateral. The Financing Documents, as modified by this Agreement, are ratified and affirmed by such Borrower and shall remain in full force and effect. This Agreement shall not constitute a waiver of any rights or remedies of Agents or any of the Lenders in respect of the Financing Documents.

(i) No Duress. Such Borrower has executed this Agreement as a free and voluntary act, without any duress, coercion or undue influence exerted by or on behalf of Agents, any of the Lenders or any other party.

4. Conditions Precedent. The obligations of the Lenders and Agents to consummate the transactions contemplated by this Agreement are subject to satisfaction of the following conditions precedent, each in the sole and absolute discretion of Agents:

(a) Borrower Performance. Borrowers, Borrowers’ Agent and Sponsor shall have duly executed and delivered to Administrative Agent this Agreement.

(b) Representations and Warranties. The representations and warranties of Borrowers contained in this Agreement shall be true and correct in all material respects.

(c) No Default. No event or circumstance shall have occurred that is continuing, that, with the giving of notice or the passage of time, or both, would be a Default or an Event of Default under any of the Financing Documents, other than the Acknowledged Events of Default.

(d) Payment of Indemnified Liabilities. Borrowers shall have paid to Agents and any other Indemnified Person all Indemnified Liabilities for which Borrowers have been presented an invoice prior to the date hereof (provided, however, that the foregoing shall not limit the obligation of Borrowers to pay all now existing or hereafter arising Indemnified Liabilities upon demand in accordance with the terms hereof and of the Credit Agreement).

5. Post-Default Waiver of Collateral Disposition Rights. An Event of Default has occurred under the Financing Documents, and notwithstanding any forbearance or other provision set forth herein, such event of default remains as a pre-existing event. Each Borrower hereby waives (a) any and all rights that it may have to notification of disposition of collateral under Section 9-611 of the Uniform Commercial Code; (b) any and all rights that it may have to require disposition of collateral under Section 9-620(e) of the Uniform Commercial Code and (c) any and all rights that it may have to the right to redeem the Collateral under Section 9-623 of the Uniform Commercial Code.

6. No Limitations. The description in this Agreement of the Acknowledged Events of Default shall not be to the exclusion of any other Defaults or Events of Default now existing or hereafter occurring under the Financing Documents. The description in this Agreement of the specific rights of Agents and the Lenders shall not be deemed to limit or exclude any other rights to which Agents or the Lenders may now be or may hereafter become entitled to under the Financing Documents at law, in equity or otherwise.

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7. Release. Borrowers’ Agent and each Borrower, together with their respective successors and assigns (each such party, a “Releasing Party”) fully, finally and forever releases and discharges Agents, the Lenders and their respective successors, assigns, affiliates, representatives, officers, directors, employees and other related persons (each such party, a “Released Party”) from any and all actions, causes of action, claims, debts, demands, liabilities, obligations and suits, of whatever kind or nature, in law or equity, that Releasing Party has or in the future may have, whether known or unknown against any Released Party (a) in respect of this Agreement, the other Financing Documents or the actions or omissions of any of the Lenders or Agents in respect of the Financing Documents and (b) arising from events occurring prior to the date of this Agreement. EACH RELEASING PARTY EXPRESSLY WAIVES ANY PROVISION OF STATUTORY OR DECISIONAL LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY SUCH PARTY, MUST HAVE MATERIALLY AFFECTED SUCH PARTY’S SETTLEMENT WITH THE RELEASED PARTIES.

8. Receiver. Upon the occurrence, and during the continuance of an Event of Default (other than the Acknowledged Events of Default prior to the Expiration Date), Agents, on behalf of the Lenders, may seek and obtain the appointment of a court-appointed receiver, regardless of the adequacy of Collateral Agent’s security, and each Borrower hereby irrevocably consents to the appointment of such receiver. Any action or proceeding to obtain the appointment of a receiver may be brought in any state or federal court having jurisdiction over Borrowers or the Collateral and each Borrower hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that it may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions. Each Borrower hereby agrees that the receiver may enter upon and take possession and control of the Collateral and shall perform all acts necessary and appropriate to implement the order appointing such receiver. Each Borrower hereby agrees that the receiver shall have access to the books and records used in the operation and maintenance of such Borrower’s business and the Collateral. None of the Lenders or Agents shall be liable to any Borrower or anyone claiming under or through any Borrower by reason of the appointment of a receiver or such receiver’s actions or failure to act.

9. Limitation of Liability for Certain Damages. In no event shall any Released Party be liable to any Borrower or any other Releasing Party on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). EACH BORROWER AND EACH OTHER RELEASING PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON (AND EACH BORROWER SHALL CAUSE EACH OF THE OTHER RELEASING PARTIES TO SO WAIVE, RELEASE, AND AGREE NOT TO SUE UPON) ANY SUCH CLAIM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

11. Jurisdiction. Each Borrower hereby submits to the nonexclusive jurisdiction of any United States District Court or state court sitting in the State of Minnesota or the State of Nebraska for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Borrower hereby waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

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13. Miscellaneous

(a) Entire Agreement; Change; Discharge; Termination or Waiver; Financing Document. This Agreement contains the entire understanding and agreement of Borrowers, Agents and the Lenders in respect of the subject matter hereof and supersedes all prior representations, warranties, agreements and understandings. No provision of this Agreement or any of the other Financing Documents may be changed, discharged, supplemented, terminated or waived except in a writing signed by Agents, the Lenders and Borrowers. This Agreement shall be deemed to constitute a Financing Document.

(b) Time of the Essence. Time is of the essence in this Agreement.

(c) Binding Effect. This Agreement, shall be binding upon, and inure to the benefit of, Borrowers, Agents, the Lenders and their respective successors and assigns.

(d) Further Assurances. Borrowers shall execute and deliver to Administrative Agent such additional agreements, documents and instruments as reasonably required by Administrative Agent to carry out the intent of this Agreement.

(e) Counterpart Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document. Delivery of an executed signature page of this Agreement by facsimile or e-copy transmission shall be as effective as delivery of a manually executed counterpart thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

EXECUTION PAGES FOLLOW]

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Executed and effective as of the date first set forth above.

ADMINISTRATIVE AGENT:

FIRST NATIONAL BANK OF OMAHA, a national banking association, as Administrative Agent

By:
Name:
Title:

COLLATERAL AGENT:

DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York state banking corporation, as Collateral Agent

By:
Name:
Title:

BORROWERS:

BFE OPERATING COMPANY, a Delaware limited liability company, as Borrower and as Borrowers’ Agent

By:
Name:
Title:

BUFFALO LAKE ENERGY, LLC, a Delaware limited liability company, as Borrower

By:
Name:
Title:

PIONEER TRAIL ENERGY, LLC, a Delaware limited liability company, as Borrower

By:
Name:
Title:

[EXECUTION PAGE OF AGENTS AND BORROWERS TO FORBEARANCE AGREEMENT]

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STANDARD CHARTERED BANK, as Lender

By:
Name:
Title:

AGFIRST FARM CREDIT BANK, as Lender

By:
Name:
Title:

FARM CREDIT BANK OF TEXAS, as Lender

By:
Name:
Title:

GREENSTONE FARM CREDIT SERVICES, FLCA, as Lender

By:
Name:
Title:

TPG CREDIT STRATEGIES FUND, L.P., as Lender

By:
Name:
Title:

AMARILLO NATIONAL BANK, as Lender

By:
Name:
Title:

[EXECUTION PAGE OF LENDERS TO FORBEARANCE AGREEMENT]

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FIRST NATIONAL BANK OF OMAHA, as Lender

By:
Name:
Title:

INTERNATIONAL”, NEW YORK BRANCH, as Lender

By:
Name:
Title:

GOLDMAN SACHS LENDING PARTNERS, LLC, as Lender

By:
Name:
Title:

[EXECUTION PAGE OF LENDERS TO FORBEARANCE AGREEMENT]

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[ACKNOWLEDGMENT AND AGREEMENT PAGE OF SPONSOR

TO FORBEARANCE AGREEMENT]

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